UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2016

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard,

Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Supplemental United States Federal Income Tax Considerations

The information included under the heading “Supplemental United States Federal Income Tax Considerations” in Exhibit 99.1 hereto supersedes and replaces certain specified portions of, and is intended to be read together with, the discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 to Corrections Corporation of America’s (the “Company’s”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016 (the “February 26 Form 8-K Exhibit 99.1”). The discussion set forth in the February 26 Form 8-K Exhibit 99.1, which was filed with respect to Item 8.01 of Form 8-K, superseded and replaced, in its entirety, the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated May 15, 2015, which forms part of the Registration Statement on Form S-3 (File No. 333-204234) of the Company filed with the SEC on May 15, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 – Supplemental United States Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 5, 2016	CORRECTIONS CORPORATION OF AMERICA

	By:	/s/ David Garfinkle

David Garfinkle Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Supplemental United States Federal Income Tax Considerations